SMITH BARNEY MONEY FUNDS, INC.
on behalf of
RETIREMENT PORTFOLIO
(the "Portfolio")

Supplement dated June 11, 1998
to
Prospectus dated April 30, 1998



	The Board of Directors approved a change in the dividend policy for the Retirement Portfolio, which will affect dividends declared during the remainder of 1998 without substantially affecting the actual yield earned by shareholders.

The new policy is that the Portfolio will declare a dividend of substantially all of its net investment income on each day the NYSE is open for business, subject to such adjustments as may be approved by the Board. The Board recently approved an adjustment whereby net investment income attributable to an expense reimbursement made to the Portfolio by the Portfolio's investment manager will be paid in proportionate amounts on each business day during the remainder of 1998 based upon the number of days remaining in the year. This adjustment was made in order to avoid having the Portfolio's yield fluctuate disproportionately for a single day as a result of the Portfolio's receipt of the expense reimbursement.